    As filed with the Securities and Exchange Commission on February 28, 2001

                                               Registration No.
                                                               -----------------


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        AIR PRODUCTS AND CHEMICALS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   23-1274455
--------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)

           7201 Hamilton Boulevard, Allentown, Pennsylvania 18195-1501
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Air Products and Chemicals, Inc. Stock Option Plan for Directors
                            (Full Title of the Plan)
--------------------------------------------------------------------------------

         W. Douglas Brown, Vice President, General Counsel and Secretary
 Air Products and Chemicals, Inc., 7201 Hamilton Boulevard, Allentown, PA
                                   18195-1501
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  610-481-4911
--------------------------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

                                                        Proposed
                                     Proposed           maximum
Title of securities   Amount to be   maximum offering   aggregate offering   Amount of
to be registered      registered     price per share    price                registration fee(1)
------------------------------------------------------------------------------------------------
Common Stock
par value $1
------------------------------------------------------------------------------------------------
    2000                20,000           $30.81           $  616,200.00           $154.05
------------------------------------------------------------------------------------------------
    2001                20,000           $37.59           $  751,800.00           $187.95
================================================================================================
                        40,000                            $1,368,000.00           $342.00
------------------------------------------------------------------------------------------------

---------------------------
(1) The registration fee with respect to these shares has been computed in accordance with paragraph (l) of Rule 457 based upon the stated exercise price of the Options.

Air Products and Chemicals, Inc. (the "Company"), by the filing of this Registration Statement, hereby registers additional shares of common stock of the Company, for distribution pursuant to the Stock Option Plan for Directors (the "Plan"). These are securities of the same class as the securities registered on Forms S-8, Registration Statement Nos. 333-18955 and 333-73105 for distribution pursuant to the Plan. Accordingly, the contents of Registration Statement Nos. 333-18955 and 333-73105 are incorporated herein by reference.


                                    EXHIBITS

23.      Consent of Arthur Andersen LLP.

24.      Power of Attorney.


                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Allentown, State of Pennsylvania, on this 28th day of February, 2001.

                                                AIR PRODUCTS AND CHEMICALS, INC.
                                                (Registrant)


                                              By:/s/ W. Douglas Brown
                                                 ------------------------------
                                                 W. Douglas Brown*
                                                 Vice President, General Counsel
                                                 and Secretary






--------
* W. Douglas Brown, Vice President, General Counsel and Secretary, by signing his name hereto, signs this registration statement on behalf of the registrant and, for each of the persons indicated by asterisk on pages 3 and 4 hereof, pursuant to a power of attorney duly executed by such persons which is filed with the Securities and Exchange Commission herewith.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                  Signature                                Title                               Date
                  ---------                                -----                               ----


/s/ John P. Jones III                          Director, Chairman of the Board,          February 28, 2001
-----------------------------                  President, and Chief Executive
    John P. Jones III                          Officer
                                               (Principal Executive Officer)


/s/ Leo J. Daley                               Vice President - Finance and              February 28, 2001
-----------------------------                  Controller
    Leo J. Daley                               (Principal Financial and
                                               Accounting Officer)


            *                                  Director                                  February 28, 2001
-----------------------------
    Mario L. Baeza


            *                                  Director                                  February 28, 2001
-----------------------------
    L. Paul Bremer III


            *                                  Director                                  February 28, 2001
-----------------------------
    Robert Cizik


            *                                  Director                                  February 28, 2001
-----------------------------
    Ursula F. Fairbairn


            *                                  Director                                  February 28, 2001
-----------------------------
    Edward E. Hagenlocker


            *                                  Director                                  February 28, 2001
-----------------------------
    James F. Hardymon




                  Signature                         Title                                    Date
                  ---------                         -----                                    ----
            *
-----------------------------
    Terry R. Lautenbach                        Director                                 February 28, 2001


            *
-----------------------------
    Charles H. Noski                           Director                                 February 28, 2001


-----------------------------
    Paula G. Rosput                            Director                                 February 28, 2001



            *
-----------------------------
    Lawrason D. Thomas                         Director                                 February 28, 2001



                                  EXHIBIT INDEX



23. Consent of Arthur Andersen LLP

24. Power of Attorney